UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2021

LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-253583	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 23, 2021, the Registration Statement on Form S-1 (the “Registration Statement”) of Leonardo DRS, Inc. (the “Company”) was declared effective by the Securities and Exchange Commission in anticipation of the Company’s initial public offering, which was subsequently postponed. The Board of Directors of the Company (the “Board”) had approved certain compensation-related actions in anticipation of the initial public offering. In light of the postponement of the initial public offering, the Board determined to take certain actions described below.
Leonardo DRS, Inc. 2021 Long Term Incentive Plan
On June 7, 2021, the Board adopted an amendment to the Leonardo DRS, Inc. 2021 Long Term Incentive Plan (the “LTIP”), which is substantially consistent with the form of Leonardo DRS, Inc. 2021 Long Term Incentive Plan described in, and filed as Exhibit 10.9 with, the Registration Statement, except that (i) it provides that new awards may be granted under the LTIP until the completion of an initial public offering (or similar public offering) by the Company and (ii) awards may be settled in cash or fully vested shares of common stock of the Company with an equivalent fair market value issued under any omnibus equity compensation plan adopted by the Company, as determined in the discretion of the Compensation Committee of the Board (the “Committee”).
The CEO Employment Agreement
On June 7, 2021, the Company entered into an employment agreement with William J. Lynn III, the Company’s Chief Executive Officer (the “Employment Agreement”), which is effective as of June 7, 2021. The Employment Agreement is substantially consistent with the form described in, and filed as Exhibit 10.7 with, the Registration Statement, except that Mr. Lynn will receive founders awards substantially on the same terms as described in the Registration Statement only if an initial public offering of the Company (or similar offering) is completed on or prior to July 1, 2022, subject to approval by the Committee.
Leonardo DRS, Inc. Executive Severance Plan
On June 7, 2021, the Board adopted the Company’s Executive Severance Plan, substantially in the form previously approved and described in, and filed as Exhibit 10.10 with, the Registration Statement, updated to reflect that an initial public offering has not yet occurred.
The foregoing descriptions of the LTIP, the Employment Agreement and the Executive Severance Plan are summaries and are not complete and are qualified in their entirety by reference to the LTIP, the Employment Agreement and the Executive Severance Plan, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	2021 Leonardo DRS, Inc. Long Term Incentive Plan
10.2	Employment Agreement between Leonardo DRS, Inc. and William J. Lynn III, dated as of June 7, 2021
10.3	2021 Leonardo DRS, Inc. Executive Severance Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.

Date: June 11, 2021	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary